PIMCO Equity Series

Supplement Dated March 1, 2019 to the

REALPATH® Blend Funds Prospectus dated October 31, 2018,

as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund and PIMCO REALPATH® Blend 2055 Fund

(each, a “Fund” and together, the “Funds”)

IMPORTANT NOTICE REGARDING CHANGES IN THE FUNDS’

REALPATH® BLEND GLIDE PATH

Effective March 31, 2019, the chart illustrating each Fund’s REALPATH® Blend Glide Path in the “Principal Investment Strategies” section of each Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

Investors Should Retain This Supplement for Future Reference

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